CSX Corporation Bear Stearns Global Transportation Conference May 2007

Forward Looking Disclosure
This presentation and other statements by the Company contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management’s plans, strategies and objectives for future operation, and management’s expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry or market conditions or performance.  Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “project,” and similar expressions. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement. If the Company does update any forward-looking statement, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements.  Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others: (i) the Company’s success in implementing its financial and operational initiatives, (ii) changes in domestic or international economic or business conditions, including those affecting the rail industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; and (v) the outcome of claims and litigation involving or affecting the Company. Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company’s SEC reports, accessible on the SEC’s website at www.sec.gov and the Company’s website at www.csx.com. delivering. CSX 2

CSX has created significant shareholder value Stock Performance Indexed:  Year-end 2004 = 100 250  225 200  175  150  125  100  75 Dec-2004   Dec-2005   Dec-2006 CSX  S&P 500  Dow Jones Transports delivering. CSX 3

Stock performance reflects improving results Surface Transportation Operating Income $902M   $1,064M   $1,549M  $1,958M 2003   2004   2005   2006
Surface Transportation Operating Ratio 87.9%   86.8%   82.0%   79.5% 2003   2004   2005   2006 Note:  Excludes provision for casualty claims, management restructuring and insurance recoveries delivering. CSX 4

First quarter earnings call conveyed . . . Earning power continuing to improve despite softer economy Dynamic environment propelling long-term financials above 2006-2010 targets Maintaining double-digit growth on higher base Stronger results creating new investing opportunities Continue balanced use of cash with higher returns delivering.  CSX 5

Double-digit growth targeted on higher base Operating Income Dollars in Billions $1.5   $2.0   10%-12% CAGR 2005   2006   2007   2008   2009   2010
Earnings Per Share $1.70   $2.22   15%-17% CAGR 2005  2006   2007   2008   2009   2010 Note:  Excludes debt repurchases expenses, insurance recoveries, gain on Conrail property and income tax benefits delivering. CSX 6

Operating ratio improving further Surface Transportation Operating Ratio 87.9%   86.8%   82.0%   79.5%  Mid-low 70’s 2003   2004   2005   2006   2007   2008   2009   2010  Note:  Excludes provision for casualty claims, management restructuring and insurance recoveries delivering. CSX 7

Stronger returns on targeted investments Return on Invested Capital Improving 7%   9%   Exceed COC 2005   2006   2007   2008   2009   2010 Capital Investment Dollars in Billions $1.06   $1.43   $1.47   $1.60   $1.63   $1.65 2005   2006   2007   2008   2009   2010 Note:  Core surface transportation capital only.  2006/2007 exclude Katrina-related capital delivering.  CSX 8

Capital investment is strategic and focused Chicago  New York  Charlotte  Atlanta  Jacksonville  Orlando  Miami  Tampa  New Orleans Infrastructure spending supports safety/reliability Facility, locomotive and car spending support growth Technology supports safety and productivity Overall spending supports company, customers, communities 2006-2011 Population Growth in Major Metropolitan Areas 10% or greater 5% - 9.9% 2% - 4.9% Less than 2% delivering. CSX 9

Tight capacity and strong service drive pricing Tight Capacity Future Highway Congestion CSX Territory + Strong Service On-time Originations 51% 76% 80% 84% 2005 2006 2007 2008 = Pricing Strength “Same Store Sales” Price Increase 5.7%  6.6%  6-7%  5-6% Pricing environment strong through 2008+ 2005 2006 2007 2008 delivering.  CSX 10

New targets established through 2010 2007-2010 CAGR Surface Transport Operating Income 10%-12% Earnings Per Share 15%-17% Operating Ratio Mid-low 70’s ROIC Exceed COC Set goals Create plans Execute and Monitor Progress Consistent continuous improvement Note:  Growth target for Free Cash Flow remains unchanged at 10%-12% CAGR on 2005 results delivering.  CSX 11

Balanced use of cash drives further value Growing Free Cash Flow and Improving ROIC Capital Investment Dividends Share Buybacks Focused, strategic investment for long-term growth Competitive yields reflecting improving earning power Supported by free cash flow and leverage . . . While maintaining an investment grade profile delivering.  CSX 12

Recent actions reinforce shareholder focus Expanded Share Buyback Program to $3.0 Billion Consistent with capital structure objectives Represents 15% of current market capitalization Targeting year-end 2008 completion Tripled Annualized Dividend Since 2005 $0.20   $0.26  $0.40  $0.48  $0.60 Q3  Q4  Q3  Q1  Q3 2005 2005 2006 2007 2007 delivering. CSX 13

Wrap up . . . Substantial shareholder value being delivered Core earning power now growing from higher base Operating ratio improving to mid-low 70’s by 2010 improving returns with focused capital investment Capitalizing on long-term transportation environment delivering. CSX 14

GAAP Reconciliation Disclosure
CSX reports its financial results in accordance with generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP financial measures used to manage the Company’s business that fall within the meaning of Regulation G (Disclosure of Non-GAAP Financial Measures) by the Securities and Exchange Commission may provide users of the financial information with additional meaningful comparisons to prior reported results.
In press releases and presentation slides for stock analysts, CSX has provided Surface Transportation operating income and earnings per share adjusted for certain items, which are non-GAAP financial measures.  The Company’s management evaluates its business and makes certain operating decisions (e.g., budgeting, forecasting, employee compensation, asset management and resource allocation) using these adjusted numbers.  Likewise, this information facilitates comparisons to financial results that are directly associated with ongoing business operations as well as provides comparable historical information.  Lastly, earnings forecasts prepared by stock analysts and other third parties generally exclude the effects of items that are difficult to predict or measure in advance and are not directly related to CSX’s ongoing operations.  A reconciliation between GAAP and the non-GAAP measure is provided.  These non-GAAP measures should not be considered a substitute for GAAP measures.  delivering.  CSX 15

GAAP Reconciliation Calculation
Dollars in million, except per share amounts 2003 2004 2005 2006 Surface Transportation Operating Revenue $7,446 $8,040 $8,618 $9,566 Surface Transportation Operating Expense $6,795 7,047 7,069 7,440 Surface Transportation Operating Income $651 $993 $1,549 $2,126 Plus Provision for Casualty Claims 229 - - - Plus Management Restructuring 22 71 - - Less Gain on Insurance Recoveries - - - (168) Comparable Surface Transportation Operating Income $902 $1,064 $1,549 $1,958 Earnings Per Share From Continuing Operations $1.59 $2.82 Less Gain on Insurance Recoveries After Tax - (0.22) Less Gain on Conrail Property After Tax - (0.06) Less Income Tax Benefits (0.16) (0.32) Plus Debt Repurchase Expense After Tax 0.27 - Comparable Earnings Per Share From Continuing Operations $1.70 $2.22 delivering.  CSX 16

CSX Corporation Bear Stearns Global Transportation Conference May 2007